Exhibit 24

                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is a Director of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ C. Sidney Boren
          ______________________________________
          C. Sidney Boren
          Director
                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is an Officer and a Director of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Charles B. Coe
          ______________________________________
          Charles B. Coe
          President; Director

                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is an Officer and a Director of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Odie C. Donald
          ______________________________________
          Odie C. Donald
          Group President/Customer Operations;
          Director

                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is a Director of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Jere A. Drummond
          ______________________________________
          Jere A. Drummond
          Director
                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is an Officer and a Director of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Roger M. Flynt
          ______________________________________
          Roger M. Flynt
          Group President/Regulatory and External
          Affairs; Director



                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is a Director and an Officer of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Isaiah Harris
          ______________________________________
          Isaiah Harris
          Vice President, Chief Financial Officer, and
          Comptroller; Director


                             POWER OF ATTORNEY


     KNOWN BY ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to Deferred Compensation Obligations, to be issued under the BellSouth Corporate Compensation Deferral Plan; and

     WHEREAS, the undersigned is a Director and an Officer of the company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Charles
B. Coe, Isaiah Harris, Jerry W. Robinson, and Eric B. Rudolph and each of them, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and cause to be filed the Registration Statement or Statements with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


          /s/ Elton R. King
          ______________________________________
          Elton R. King
          Group President/Network and Carrier Services;
          Director